© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. M A R C H 1 5 , 2 0 2 4 COMPANY OVERVIEW

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 S A F E H A R B O R S TAT E M E N T B&W Enterprises cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to the company's business outlook and expected financial performance, including adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, outlook and expectations regarding B&W’s BrightLoop™ technologies, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to continue as a going concern, our ability to maintain effective internal control over financial reporting; the impact of global macroeconomic conditions, including inflation and volatility in the capital markets; the impact of our divestiture of Babcock & Wilcox Solar Energy, Inc. ("Babcock & Wilcox Solar" or “B&W Solar”); the refinancing of our senior debt; our ability to integrate acquired businesses and the impact of those acquired businesses on our cash flows, results of operations and financial condition, including our acquisitions of Babcock & Wilcox Renewable Service A/S, formerly known as VODA A/S ("VODA"), Fossil Power Systems, Inc. ("FPS"), Babcock & Wilcox Chanute, LLC, formerly known as Optimus Industries, LLC. and certain assets of Hamon Holdings Corporation ("Hamon"); our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock; our ability to make interest payments on our 8.125% senior notes due 2026 and our 6.50% notes due 2026; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; delays initiated by our customers; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments; our ability to successfully partner with third parties to win and execute contracts within our B&W Environmental, B&W Renewable and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; our ability to successfully compete with current and future competitors; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the impact of the ongoing conflicts in Ukraine and the Middle East, the impact of pandemics or other global health crises, and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 under the caption "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures Adjusted EBITDA on a consolidated basis is a non-GAAP metric defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, adjusted EBITDA presented is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest expense, tax, depreciation and amortization adjusted for items such as gains or losses arising from the sale of non-income producing assets, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 W E ’ R E A G L O B A L E N E R G Y L E A D E R C R E AT I N G A B R I G H T E R F U T U R E WE PROVIDE PROVEN, BEST-IN- CLASS POWER PRODUCTION TECHNOLOGIES AND ARE LEADING THE WAY TO A NET-ZERO FUTURE. • From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change • Today, we are a globally recognized technology leader and innovator at the forefront of the energy transition • Helping utility and industrial customers with the technical challenges of moving from current to future energy sources • Delivering systems, parts and field services to help utility and industrial plants operate more effectively and efficiently • Our hydrogen production, carbon capture, waste- and biomass-to-energy, and environmental technologies support the reduction of greenhouse gases, including CO2 and methane, in an environmentally friendly way Ensuring energy security for customers and the world Making net zero ambitions a reality today Providing high quality and innovative technologies since 1867

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 4 W E ’ R E H E L P I N G C U S T O M E R S C R E AT E C L E A N A N D R E L I A B L E E N E R G Y SUPPORTING A CIRCULAR ECONOMY Ecologically sound ways of using and recycling resources like biomass and municipal waste to create clean, renewable baseload power while reducing greenhouse gas emissions. REDUCING THE IMPACT OF GREENHOUSE GAS EMISSIONS Hydrogen production, carbon capture, ash handling, cooling systems, energy recovery and storage, and advanced emissions control solutions to help preserve the world’s natural resources. CREATING RELIABLE AND EFFICIENT STEAM GENERATION Providing boilers and related equipment, aftermarket parts, service and upgrades to help utilities and industries generate reliable thermal energy from a wide range of fuels and bridge the gap during the global transition to new energy sources. CL EA N E N ER G Y SO LU TI O N S TR AD IT IO N AL DELIVERING VALUE THROUGH TECHNOLOGY-DRIVEN PRODUCTS AND SERVICES, WITH CONTINUAL PRODUCT IMPROVEMENT AND ROBUST R&D EFFORTS TO SUPPORT FUTURE ENERGY NEEDS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 5 T H E F O U N D AT I O N O F O U R C O M PA N Y Our Vision: Advancing energy and environmental solutions that bring power and progress to our world. Our Mission: B&W delivers environmentally conscious, technology-driven solutions and services to energy and industrial customers worldwide – safely, ethically and as promised. Our Core Values: Safety • Integrity • Quality • Respect • Agility

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 6 • Continue to expand geographical presence in Thermal and Renewable aftermarket parts and services • Leverage our advanced thermal technologies to support gas conversion projects • Increase focus on higher-margin aftermarket parts and services across all three business segments • Implementing up to $30 million in cost reductions associated with strategic realignment • Entered into new $150 million senior secured credit facility to reduce interest expense associated with letters of credit and revolving lines of debt • Strengthen balance sheet and evaluate strategic alternatives for non-strategic assets • Utilize state and federal project-level financing to accelerate deployment of BrightLoop™ • Utilize FEED studies to drive ClimateBright™ technology bookings • Achieve full-year 2024 adjusted EBITDA of $100M to $110M, excluding BrightLoop™ and ClimateBright™ expenses W E ’ R E S T R E N G T H E N I N G O U R B U S I N E S S TO A C H I E V E P R O F I TA B L E G R O W T H A S W E C O N T I N U E TO P R OV I D E E N E R GY T EC H N O LO G I E S

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 7 W E ' R E L E V E R A G I N G A VA S T I N S TA L L E D B A S E A N D P R O V E N T E C H N O L O G I E S  More than 500 waste-to-energy and biomass-to-energy units at 300+ facilities globally (consuming over 61 million tonnes of waste per year) and a leader in plant availability  Serving utility, waste management, municipality and investment firm customers  Large worldwide installed base of wet and dry scrubbers for SOX reduction, particulate control equipment, NOX reduction technologies, and mercury control systems to meet environmental regulations  Flue gas pre-treatment technologies for use with CO2 capture  Nearly 2,000 wet, dry and hybrid cooling system units (10,000+ cells) installed globally  More than 300 operating utility and industrial boiler units in the U.S. and nearly 200 operating utility and industrial boiler units across 40 countries around the world  More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities  Average approximately 500,000 Boilermakers’ construction manhours per year over last five years A VAST GLOBAL INSTALLATION OF B&W’S CORE TECHNOLOGIES AT UTILITY AND INDUSTRIAL PLANTS CREATE LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 8 CORPORATE SNAPSHOT B A B C O C K & W I L C OX P R O F I L E Notes: All charts based on LTM December 31, 2023 revenues, unless otherwise noted. 1. Backlog does not include shorter lead-time parts and services. 2. The most comparable GAAP target is not available without unreasonable effort. Target is based on continuing operations excluding BrightLoop™ and ClimateBright™ expenses. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Headquarters: Akron OH, USA Founded: 1867 Ownership: Public (NYSE:BW) Employees: ~2,250 LTM Revenue December 2023: ~$999.4M LTM Adjusted EBITDA: $79.1M 2024 EBITDA Target: $100M to $110M2 B&W RENEWABLE Power Generation 69% Industrial 31% Aftermarket & Upgrades 11% Parts & Services 62% North America 19% Europe 68% Asia & Other 13% New Build 27% B&W THERMAL Industrial 35% Power Generation 65% Aftermarket & Upgrades 47% Parts & Services 41% North America 87% Europe 2% Asia & Other 11% New Build 12% B&W ENVIRONMENTAL Industrial 36% Power Generation 64% Aftermarket & Upgrades 30% Parts & Services 28% North America 33% Europe 31% New Build 42% Asia & Other 37% CONSOLIDATED 30% 20% 50% 27% 34% 39% Industrial 34% Power Generation 66% Aftermarket & Upgrades 33% Parts & Services 45% New Build 22% North America 56% Europe 27% Asia & Other 17% Backlog1 as of December 31, 2023 B&W Renewable LTM Revenue B&W Environmental B&W Thermal

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 9 60-65% 15-20% 20-25% PIPELINE REVENUE SPLIT 2024-2026 A S O L I D P I P E L I N E O F G L O B A L O P P O R T U N I T I E S Manufacturing Service Facilities Construction Sales/Support Sales Reps Future Service Facilities Americas APAC Europe ME/A $2,130 $1,096 $1,835 $749 $ M IL LI O N S B&W RENEWABLE Americas APAC Europe ME/A $693 $206 $1,015 $157$ M IL LI O N S B&W ENVIRONMENTAL Americas APAC Europe ME/A $932 $249 $24 $286 $ M IL LI O N S B&W THERMAL 3- YE AR P IP EL IN E Total pipeline more than $9 billion over the next three years including over $1.5 billion in BrightLoop and ClimateBright opportunities Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. 2024-2026 Addressable Market Europe More than $8.5B 2024-2026 Addressable Market Americas Other: More than $10B 2024-2026 Addressable Market Asia-Pacific More than $9B A WIDE FOOTPRINT AND ONGOING EXPANSION POSITIONS B&W TO LEVERAGE MARKET TRENDS AROUND THE WORLD 2024-2026 Addressable Market Middle East & Africa More than $4B Total $5.8B Total $2.1B Total $1.5B

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 0 G L O B A L A N N U A L C A P I TA L I N V E S T M E N T I N C A R B O N C A P T U R E A N D H Y D R O G E N I S G R O W I N G Tr ill io ns U SD (2 01 9) 0 1 2 3 4 5 2016-20 2030 2040 2050 By technology area Technology area Other Fossil fuels CCUS Hydrogen Electricity system Electrification Efficiency Other renewables Bioenergy ANNUAL AVERAGE CAPITAL INVESTMENT IN THE NET-ZERO EMISSIONS (NZE) SCENARIO Source: IEA $224B $150B $158B $390B $240B $428B

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 1 B R I G H T L O O P ™ H Y D R O G E N P R O D U C T I O N SIGNIFICANT ADVANTAGES: • Hydrogen from solid fuels – can utilize a variety of solid or gaseous fuels as feedstock • High rate of carbon captured – inherent CO2 isolation supports sequestration or utilization without the expensive post combustion capture equipment and operation • Competitive hydrogen cost – lower levelized cost of hydrogen when compared to other hydrogen production methods • High quality hydrogen – production from steam produces higher quality as compared to separating hydrogen from fuel • Scalable for a range of applications – accommodates both large and small applications BIOMASS FEEDSTOCK OPTIONS OUTPUT OPTIONSNitrogen for Beneficial Use BIOGAS COAL NATURAL GAS STEAM SYNGAS HYDROGEN ELECTRICITY PETROLEUM COKE CO2 for Storage/Beneficial Use BrightLoop™ Technology

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 2 B R I G H T L O O P ™ H Y D R O G E N P R O D U C T I O N P R O G R E S S B R I G H T L O O P ™ E V O L U T I O N Sub-Pilot with The Ohio State University and B&W MEDIUM SCALE 10-50 Tonnes Per Day Hydrogen Output LARGE SCALE 100-250 Tonnes Per Day Hydrogen Output SUB-PILOT SCALE (Complete) 2008 2026 2029 IN PROGRESS Laboratory Scale RESEARCH STAGE (Complete) 1994-2004 PILOT SCALE (Complete) Steam & Hydrogen National Carbon Capture Center in Alabama 2014 SMALL SCALE 1-3 Tonnes Per Day Hydrogen Output IN PROGRESS 2025 PILOT SCALE (Complete) Coal Direct Chemical Looping Barberton, Ohio 2017

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 3 L E V E R A G I N G D E C A D E S O F F U N D I N G AWA R D S A N D I N V E S T M E N T S C O N T I N U E T O S C A L E T H I S I N D U S T R Y – C H A N G I N G T E C H N O L O G Y C O A L D I R E C T C H E M I C A L L O O P I N G ( C D C L ) N A T I O N A L C A R B O N C A P T U R E C E N T E R ( N C C C ) T H E O H I O S T A T E U N I V E R S I T Y OPERATING HOURS 2,000 STARTUP / SHUTDOWNS 50 OPERATING HOURS 1,000 STARTUP / SHUTDOWNS 20 $275M+ PATENTED IRON OXIDE PARTICLETGA TESTING TEST RUNS HOURS OF TESTING 500 10,000 BENCH SCALE TEST RUNS HOURS OF TESTING 200 5,000+ 3 Reactor SUB-PILOT TEST RUNS HOURS OF TESTING 50 1,000 SUB-PILOT TEST RUNS 50+ HOURS OF TESTING 2,000+ STARTUP / SHUTDOWNS 75 TOTAL R&D INVESTMENT CYCLE TIMES 10,000+ HOURS OF TESTING 3,000+ TOTAL TESTING HOURS 10,000+ DOE GRANTS – STATE GRANTS – OSU – B&W to study impact of various feedstocks on hydrogen production and advance the technology OSU CL RESULTED PHDs GRAD STUDENTS 70 100 OTHER STUDENTS AND STAFF250Experts Trained 2016 – 2018 DOE Pre-FEED CDCL 2009 CL with OSU 2010 NCCC Testing 2012 – 2014 CDCL DOE Techno-Economic Analysis 2010 NCCC Design & Construction 2022 - Present Commercialization

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 4 U N L O C K I N G F U T U R E R E V E N U E P O T E N T I A L O F B R I G H T L O O P A N D P O S I T I O N B A S E D O N M A R K E T W I T H S I G N I F I C A N T G R O W T H O F H Y D R O G E N P R O J E C T E D Achieving only 1% market share of a $140B US market 3-5 Large Unit Projects 2-4 Medium Unit Projects 3-8 Small Unit Projects annual revenues at 25%+ Gross Margin B&W Project Timeline: • 2025 – Producing hydrogen from the first small unit • 2026 – Producing hydrogen from the first medium unit • 2030 – Booking multiple units of each size per year ~$1 Billion Target Market Share Assumed Mix of Projects 2030 Approximate Revenue *Market Data from IEA Net Zero by 2050 A Roadmap for the Global Energy Sector B & W c u r r e n t l y h a s 8 p r o j e c t s i n p i p e l i n e w h i c h a l o n e t o t a l o v e r $ 1 B i l l i o n

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 5 H Y D R O G E N P R O D U C T I O N A N D C O S T S Note: BLH Projections based on $1 / MMBTU feedstock; Source: DNV 2020 2030 2050 Coal gasification 2020 2030 2050 Coal gasification with CCS 2020 2030 2050 Methane reforming 2020 2030 2050 Methane reforming with CCS 2020 2030 2050 Dedicated renewable electrolysis 2020 2030 2050 Grid-based electrolysis 2020 2030 2050 Dedicated nuclear electrolysis weighted world average 0 1 2 3 4 5 6 7 Levelized cost of hydrogen after support by production route U SD /k gH 2 Medium BrightLoop Large BrightLoop BrightLoop™ produces low-cost hydrogen compared to the competition

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 6 G L O B A L L E A D E R I N C L E A N P O W E R P R O D U C T I O N T E C H N O L O G I E S — O U R C L I M AT E B R I G H T ™ S U I T E • B&W is at the forefront of developing CO2 capturing technologies • Multiple technologies ready for commercial demonstration • 93 active patents related to carbon capture technology • Positioned to provide critical solutions to meet global climate goals BrightLoop™ HYDROGEN PRODUCTION OxyBright™ OXYGEN-FUEL COMBUSTION SolveBright™ POST-COMBUSTION CARBON CAPTURE BrightGen™ HYDROGEN COMBUSTION Long Duration Energy Storage Green Steam Direct Air Capture HOT SAND SILO COLD SAND SILO EMERGING TECHNOLOGIES B&W’S PORTFOLIO OF CLEAN POWER PRODUCTION SOLUTIONS CONTINUES TO EVOLVE TO REACH CUSTOMERS AT ALL STAGES OF THEIR ENERGY TRANSITION.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 7 I N F L AT I O N R E D U C T I O N A C T F O R C L I M AT E B R I G H T ™ Clean Hydrogen Production Tax Credit (PTC): 45V • New 10-year incentive for clean hydrogen production with four tiers and a maximum of 4 kilograms of CO2 equivalent per kilogram of hydrogen • Green hydrogen awards: $3/kg Carbon Capture and Sequestration Tax Credit: 45Q • Increases the tax credits, lowers the threshold to be applicable, and adds direct air capture making carbon capture affordable • CO2 increases to $85/ton and DAC increases to $180/ton; 12-year term Clean Electricity Investment Tax Credit (ITC): 48C • New, tech-neutral ITC replaces Energy ITC after 2024, emissions-based and flexible between clean technologies • Renewable energy offsets CapEx at 30%, with potential for multiple 10-20% bonuses Clean energy wins with the Inflation Reduction Act, propelling hydrogen production and carbon reduction markets forward, creating further opportunities for ClimateBright solutions

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 8 B & W ’ S WA S T E - TO - E N E R G Y T E C H N O L O G Y R E D U C E S M E T H A N E E M I S S I O N S • Methane has 84 times the Global Warming Potential (GWP) of CO2 i • Annual additions to landfills in the U.S.ii produce emissions equivalent to 10 million cars • Landfills in the U.S.iii emit more than 330 million tons of 20- year basis GWP each year, roughly equal to 70 million carsiv • Waste-to-Energy (WTE) avoids landfilling while producing baseload clean energy WTE TECHNOLOGIES • Boiler/steam generation island • DynaGrate® combustion grate • Fuel handling systems • Emissions control equipment • B&W’s state-of-the-art technology has been installed in more than 500 units in more than 30 countries, including: • The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida) • One of the world’s largest waste treatment facilities (Shenzhen East, China) i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis ii EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1) iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car B&W IS ACTIVELY DEPLOYING TECHNOLOGY THAT CURBS THE GLOBAL WARMING IMPACT OF METHANE

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 9 G L O B A L L E A D E R I N C O M P R E H E N S I V E WA S T E - TO - E N E R G Y S O L U T I O N S FIELD SERVICES COMPONENT & SYSTEM UPGRADES CONTROL SYSTEMS REPLACEMENT & SPARE PARTS RENEWABLE SERVICES DynaGrate® combustion grate DynaDischarger® ash removal Water-cooled wear zones and Inconel® corrosion protection VoluMix® system for improved combustion Fabric filter baghouse Wet scrubber with ADIOX® including energy recovery On-line boiler washing system Selective non-catalytic reduction (SNCR) NOx control DynaFeeder® waste fuel feeder system Energy storage systems Carbon capture solutions Dry cooling systems

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 0 B I O E N E R G Y W I T H C A R B O N C A P T U R E A N D S E Q U E S T R AT I O N ( B E C C S ) OxyBright with B&W’s biomass-fired BFB boiler produces carbon negative electricity with a -2,500gCO2e/kWh carbon intensity OxyBright with B&W’s WtE solution could produce carbon negative electricity with a -1,000 gCO2e/kWh carbon intensity Our negative carbon intensity (-2500 gCO2e/kWh) is nearly seven times more negative than the US grid is positive (+373 gCO2e/kWh)

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 1 F I N A N C I A L I N F O R M AT I O N

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 2 C O N S O L I D AT E D F I N A N C I A L S U M M A R Y - C O N T I N U I N G O P E R AT I O N S ($ in millions) Twelve Months Ended December 31, 2023 Twelve Months Ended December 31, 2022 Twelve Months Ended December 31, 2021 Revenue $ 999.4 $ 847.9 $ 710.9 Operating Income (loss) $ 19.9 $ 2.3 $ 19.4 Income (loss) from continuing operations $ (78.6) $ (20.0) $ 29.3 Adjusted EBITDA(1) $ 79.1 $ 67.5 $ 67.2 Adjusted EBITDA Margin %(1) 7.9% 8.0% 9.5% Note: Figures may not be clerically accurate due to rounding. (1) Adjusted EBITDA for 2023 was $84.1 when excluding $5.0 million non-recurring expenses related to BrightLoop and ClimateBright. Adjusted EBITDA Margin for 2023 was 8.4% when excluding the impact of the $5.0 million non-recurring expenses. Adjusted EBITDA for 2022 was $71.8 million when excluding $4.3 million non-recurring expenses related to BrightLoop and ClimateBright. Adjusted EBITDA Margin for 2022 was 8.5% when excluding the impact of the $4.3 million non-recurring expenses. (2) Net income (loss) attributable to stockholders of common stock for the twelve months ended December 31, 2023 includes Loss from discontinued operations of ($118.3) million.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 3 A P P E N D I X

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 4 C A P I TA L S T R U C T U R E ($ in millions) As of December 31, 2023 CAPITALIZATION: Total Debt $ 379.5 Cash, cash equivalents and restricted cash 71.3 Net Debt $ 308.2 Note: Figures may not be clerically accurate due to rounding.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 5 L E A D E R S H I P T E A M Chairman and Chief Executive Officer Kenny Young Executive Vice President and Chief Financial Officer Lou Salamone Executive Vice President and Chief Operating Officer Jimmy B. Morgan Executive Vice President, General Counsel and Corporate Secretary John J. Dziewisz Chief Technology Officer Brandy Johnson Senior Vice President, Thermal Chris Riker Vice President, Corporate Operations Gillianne Hetrick Vice President, Corporate Development Sarah Serafin

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 6 Joseph Tato C O R P O R AT E G O V E R N A N C E Rebecca StahlHenry Bartoli B O A R D O F D I R E C T O R S Alan Howe Philip Moeller Peter O’Keefe Rod O’ConnorHomaira Akbari A D V I S O R Y B O A R D Eric Powell Chairman and Chief Executive Officer Kenny Young Naomi Boness

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 7 A D J U S T E D E B I T D A R E C O N C I L I AT I O N – C O N T I N U I N G O P E R AT I O N S (1) ($ in millions) Twelve Months Ended December 31, 2023 Twelve Months Ended December 31, 2022 Twelve Months Ended December 31, 2021 Income (loss) from continuing operations $ (78.6) $ (20.0) $29.3 Interest expense 48.7 44.2 39.0 Income tax (benefit) expense 8.5 11.1 (2.0) Depreciation & amortization 20.0 21.6 16.3 EBITDA (1.4) 56.9 82.6 Benefit plans, net 37.5 (37.5) (48.1) Gain on sales, net 0.1 (2.5) (14.0) Gain on debt extinguishment — — (6.5) Stock compensation 7.1 8.7 10.5 Restructuring activities and business services transition costs 5.7 8.5 10.7 Advisory fees for settlement costs and liquidity planning 1.1 1.5 5.5 Litigation legal costs (recoveries) (1.5) 10.7 4.9 Acquisition pursuit and related costs 0.8 5.5 4.8 Contract disposal (O&M) 8.6 3.0 — Product development (2) 9.0 4.1 4.7 Foreign exchange 2.5 0.6 4.3 Financial advisory services — 1.4 2.7 Loss from business held for sale — — 0.6 Letter of credit fees 7.7 5.2 1.6 Other – net 2.0 1.5 2.9 Income from discontinued operations — — — Adjusted EBITDA $79.1 $67.5 $67.2 Adjusted EBITDA Exc. BrightLoop and ClimateBright expenses $84.1 $71.8 $67.2 1) Adjusted EBITDA is a non-GAAP Measure; figures may not be clerically accurate due to rounding. 2) Cost associated with development of commercially viable products that are ready to go to market. 3) Adjusted EBITDA for the twelve months ended December 31, 2023 includes $5.0 million non-recurring expenses related to BrightLoop and ClimateBright. 4) Adjusted EBITDA for the twelve months ended December 31, 2022 includes $4.3 million of non-recurring expenses related to BrightLoop and ClimateBright. (3) (4)

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 8 K E Y T E C H N O LO G I E S A N D C A PA B I L I T I E S

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 9 K E Y T E C H N O L O G I E S : S T E A M G E N E R AT I O N Utility Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi-fuel Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers Bottom- or top-supported, shop- or field-assembled Fuel: Natural gas, oil, CO, waste heat and gases Heat Recovery Steam Generator Components Pressure parts, casing, ducting, drums, housing and frames Fuel: Waste heat and gases Waste-to-Energy Boilers Reduces dependency on landfills and reduces methane gas emissions Fuel: MSW, RDF Biomass-Fired Boilers Carbon-neutral technology Fuel: Wood, wood waste, straw, sludge Process Recovery Boilers Single-drum, industry-standard unit for improved mill operation Fuel: Black liquor

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 0 K E Y T E C H N O L O G I E S : R E N E WA B L E C O M B U S T I O N G R AT E S • Large installed base with diverse set of customers • Grate design allows for high availability and long operational time, leading to reduced O&M cost • High thermal efficiency and low emissions • Fuel flexibility • Factory assembled modules reduce field construction D Y N A G R A T E ® C O M B U S T I O N G R A T E A MARKET LEADER WITH DIFFERENTIATING TECHNOLOGY IN WASTE-TO-ENERGY SOLUTIONS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 1 K E Y T E C H N O L O G I E S : E M I S S I O N S C O N T R O L S • Wet ESPs • Dry Sorbent Injection (DSI) SO3 / Acid Mist Control PURPOSE TECHNOLOGY SOLUTION Particulate Control • Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors • Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NOX Burners and Combustion Systems NOx Control • Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs and Dry Sorbent Injection (DSI) SO2 / Acid Gas Control PURPOSE TECHNOLOGY SOLUTION • Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives • GMAB™ ADIOX® and MERCOX™ technologies Mercury, Dioxins, Furans • Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers Wastewater Elimination Pre-treatment for Post- Combustion Carbon Capture • Wet and Dry Scrubbers, Sorbent Injection, ESP Fabric Filters, SCRs • Complements SolveBright process, other post-combustion technologies

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 2 K E Y T E C H N O L O G I E S : F L U E G A S T R E AT M E N T F O R C A R B O N C A P T U R E • To optimize carbon capture on solvent-based scrubbing technologies, reductions in various pollutants found in the incoming flue gas are required • Our solutions include technologies for acid gases, particulate and acid mist, NOx , mercury, and flue gas moisture THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 3 K E Y T E C H N O L O G I E S : S U B M E R G E D G R I N D C O N V E YO R A S H H A N D L I N G • Lower equipment cost • Lower installation cost • Ability to utilize existing hoppers and gate valves • No hopper modifications • Short outage time • Short lead time • Available redundancy under the boiler • Lower O&M costs Designated to meet current and future U.S. regulatory requirements for ash handling with: AN INNOVATIVE SOLUTION TO ELIMINATE ASH PONDS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 4 K E Y T E C H N O L O G I E S : C O O L I N G S Y S T E M S NATURAL DRAFT/HYPERBOLIC Fanless design provides low power, noise and maintenance, as well as long operating lifecycle MECHANICAL DRAFT Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs AIR-COOLED CONDENERS Water preservation technology customized for high-performance, long-life, low noise, corrosion- resistant applications AIR FIN COOLERS Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise, and space requirements HYBRID WET/DRY COOLING Environmentally friendly hybrid design combines benefits of both wet and dry cooling technology as the optimal solution for plume abatement and water savings MATERIAL OPTIONS: WOOD CONCRETE FIBER-REINFORCED POLYMER (FRP) OPTIMIZATION SERVICES Specialized services to maximize plant performance and minimize costs and maintenance DRYHYBRIDWET SERVICES

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 5 K E Y C A PA B I L I T I E S : A F T E R M A R K E T S E R V I C E S Adding value through constructability: Safe execution of new installation, retrofits, system maintenance/repair, plant modificationsCONSTRUCTION OPTIMIZATION SYSTEMS Enhancing efficiency with proven technology: Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment UPGRADES & RETROFITS Maintaining/improving plant operation: Projects for extending the life of power, process and environmental equipment ENGINEERING SERVICES Evaluating options for improved performance: Expert people, tools and processes to measure, model, design, deliver, train, and project manage REPLACEMENT PARTS Supplying components for system reliability: High-quality standard or custom-engineered pressure and non- pressure parts

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 3 6 K E Y T E C H N O L O G I E S : I G N I T O R S , F L A M E S C A N N E R S A N D C O N T R O L S • Natural gas conversions from oil- or coal-firing • Alternative energy fuels such as hydrogen, bio-diesel, methanol, and bio-gas • Burner management and controls for complete turnkey system capability • Flame scanning capability can be effectively implemented on any industrial application • Technologies can be utilized for new construction or retrofit projects • Safety standards conforming to National Fire Protection Association (NFPA) classes Designed for safety, reliability and fuel flexibility PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS